May 11, 1998

Ligand Pharmaceuticals Incorporated
10275 Science Center Drive
San Diego, California 92121

Eli Lilly and Company
Lilly Corporate Center
Indianapolis, IN  46285

To Whom It May Concern:

     This letter agreement will confirm the following matters in connection with the execution as of the date hereof (i) by Ligand Pharmaceuticals Incorporated, a Delaware corporation ("Ligand"), Seragen, Inc., a Delaware corporation ("Seragen"), and Knight Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Ligand ("Knight Acquisition"), of that certain Agreement and Plan of Reorganization (the "Reorganization Agreement"), (ii) by Ligand, Marathon Biopharmaceuticals, LLC, a Massachusetts limited liability company ("Marathon"), and each of the members of Marathon (the "Members") of that certain Option and Asset Purchase Agreement, (iii) by Ligand, Marathon, the Members and Seragen of that certain Extension Option Agreement, and (iv) by Ligand and Eli Lilly and Company (and, as of the effective time of the proposed merger of Knight Acquisition and Seragen ("Merger"), Seragen) of that certain Agreement (the "Lilly Agreement"). Seragen acknowledges that the execution of this letter agreement is a material inducement to Ligand and Lilly to enter into the Lilly Agreement and a material inducement to Ligand to enter into the Reorganization Agreement.

     1.     (a)     (i)     Lilly and Seragen are parties to the Sales and
Distribution Agreement (as amended through the date hereof, the "Sales Agreement") dated as of August 3, 1994, as previously amended by an Amendment to Sales and Distribution Agreement dated May 28, 1996, and to the Development Agreement dated as of August 3, 1994 (as amended through the date hereof, the "Development Agreement"), each of the Sales Agreement and the Development Agreement having been amended by an Amendment dated December 16, 1994, an Amendment re: Steering Committee effective June 30, 1995, an Amendment to Sales and Distribution Agreement and Development Agreement dated April 7, 1997, a certain letter agreement dated June 5, 1997, and this letter agreement, in each case between Lilly and Seragen (collectively, the Sales Agreement and the Development Agreement shall be known as the "Seragen Agreements").

                    (ii) Lilly and Ligand are parties to that certain Option and Wholesale Purchase Agreement dated November 25, 1997 (the "Wholesale Purchase Agreement").

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          (b)     Seragen hereby consents, pursuant to Section 14.7 of the
Sales Agreement and Section 10.7 of the Development Agreement, to the assignment of the Seragen Agreements by Lilly to Ligand, in the following circumstances:

                  (i) in the event the closing ("Closing") of the proposed merger of Seragen with and into Knight Acquisition under the Reorganization Agreement occurs prior to receipt of all authorizations by the appropriate governmental entity or entities necessary for commercial sale of the Product (including exports) in a jurisdiction, including, without limitation, approval of labeling, price, reimbursement and manufacturing ("Regulatory Approval"); or

                 (ii) in the event (A) Regulatory Approval is received prior to the Closing and (B) Ligand is in compliance with Section 5.9 of the Reorganization Agreement through the date of Regulatory Approval.

     In the event of assignment under Section 1(b)(ii) above, Seragen shall, within two (2) business days of receipt of Regulatory Approval, notify Ligand and Lilly in the event that Ligand is not in compliance with Section 5.9 of the Reorganization Agreement. Ligand shall be deemed to be in compliance with
Section 5.9 of the Reorganization Agreement if Seragen fails to so notify Ligand and Lilly.

     Seragen hereby agrees that the Seragen Agreements are amended as they relate to the milestone payment upon U.S. regulatory approval as provided in
Section 5 of the Lilly Agreements, which amendment shall be effective as to Lilly and Seragen as of the date of this letter agreement. Ligand and Lilly represent and warrant to Seragen that the definitions of the terms "Closing" and "Sales Agreement" in the Lilly Agreement conform to the definitions of such terms herein and that "Product" is defined in the Lilly Agreement to mean the finished, salable pharmaceutical form of DAB389IL-2.

     3. In the event of assignment under Section 1(b)(ii) above, effective upon such assignment,

          (a) Seragen, on behalf of itself and its affiliates, hereby releases Lilly and its affiliates and their respective directors, officers, employees and agents from any and all liabilities and obligations of any nature whatsoever under or pursuant to the Seragen Agreements to the extent such liabilities and obligations arise from and after the effective date of such assignment (inclusive of such date), including, without limitation, product liability claims arising from the sale or use of the Product after the effective date of assignment, regardless of the theory under which such claims are brought.

          (b) Ligand, agrees to assume and fully and faithfully perform each and every obligation of Lilly under the Seragen Agreements from and after the effective date of such assignment (inclusive of such date), including, without limitation, product liability claims arising from the sale or use of the Product after the effective date of assignment, regardless of the theory under which such claims are brought.

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          (c)  Seragen, on behalf of itself and its affiliates, hereby releases Lilly and Ligand, their respective affiliates and directors, officers, employees and agents from any and all liabilities and obligations of any nature whatsoever to the extent such liabilities and obligations arise from the execution and delivery by Lilly and/or Ligand of the Wholesale Purchase Agreement, which Wholesale Purchase Agreement terminates upon the assignment under Section 1(b)(ii) above .

     4. In the event of assignment under Section 1(b)(i) above, effective upon such assignment, Seragen, on behalf of itself and its affiliates, hereby releases Lilly and Ligand, their respective affiliates and officers, directors, employees and agents from any and all liabilities and/or obligations of any nature whatsoever Lilly has or may have under the Seragen Agreements other than obligations to Ligand (and Seragen in the event the Closing occurs) set forth in the Lilly Agreement; and from any other claims, demands, causes of action, damages or liabilities or costs, known or unknown, suspected or unsuspected, in law or equity, that Seragen or any of its affiliates, predecessors or successors and assigns ever had, now has or hereafter can, shall or may have relating in any way to any conduct prior to the date hereof, including, without limitation, claims related in any way to the Seragen Agreements.

     5. This letter agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document. Each party agrees to execute, acknowledge, and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate to carry out



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the purposes and intent of this letter agreement.  The parties hereto have duly executed this letter agreement as of the date first written above.



                         ELI LILLY AND COMPANY


                         By:  /s/ Sydney Taurel
                              --------------------
                         Title:  President and Chief Operating Officer


                         LIGAND PHARMACEUTICALS INCORPORATED


                         By:  /s/ David E. Robinson
                              ---------------------
                              David E. Robinson
                              President and Chief Executive Officer


                         SERAGEN, INC.



                         By:  /s/ Reed R. Prior
                              ---------------------
                              Reed R. Prior
                              Chairman of the Board and Chief Executive
                              Officer




                     [SIGNATURE PAGE TO LETTER AGREEMENT]

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